UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2022 (July 11, 2022)

CRESTWOOD EQUITY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street, Suite 3400

Houston, Texas 77002

(Address of Principal Executive Offices)

(832) 519-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partnership interests	CEQP	New York Stock Exchange
Preferred Units representing limited partner interests	CEQP-P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Acquisitions

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 15, 2022 (the “Original Form 8-K”) by Crestwood Equity Partners LP (the “Partnership” or “CEQP”), on July 11, 2022:

(a)

Crestwood Midstream Partners LP, a Delaware limited partnership (“CMLP”) and wholly owned subsidiary of the Partnership, and Crestwood Sendero GP LLC, a Delaware limited liability company (together with CMLP, the “Buyers”) and wholly owned subsidiary of CMLP, completed their acquisition (the “Sendero Acquisition”) of Sendero Midstream Partners LP (“Sendero”) for approximately $600 million in cash, subject to certain adjustments, pursuant to the Purchase Agreement, dated as of May 25, 2022, by and among (i) the Buyers, (ii) the Partnership, as the guarantor and indirect owner of the Buyers, (iii) Sendero, (iv) Energy Capital Partners III, LP, a Delaware limited partnership, (v) Energy Capital Partners III-A, LP, a Delaware limited partnership, (vi) Energy Capital Partners III-B (Sendero IP), LP, a Delaware limited partnership, (vii) Energy Capital Partners III-C (Sendero IP), LP, a Delaware limited partnership, (viii) Carlsbad Co-Invest, LP, a Delaware limited partnership, (ix) ECP III (Sendero Co-Invest) Corp, a Delaware corporation, (x) Sendero Midstream Management, LLC, a Delaware limited liability company, and (xi) Sendero Midstream GP, LLC, a Delaware limited liability company and the general partner of Sendero; and

(b)

the Partnership completed its acquisition (the “CPJV Acquisition” and together with the Sendero Acquisition, the “Acquisitions”) of the remaining 50% interest (the “Acquired JV Interest”) in Crestwood Permian Basin Holdings LLC (“CPJV”) from FR XIII Crestwood Permian Basin Holdings LLC, a Delaware limited liability company (“First Reserve”), for 11,275,546 common units of the Partnership, pursuant to the Contribution Agreement, dated as of May 25, 2022, by and among the Partnership and First Reserve. The Partnership subsequently effected a series of internal contributions such that the Acquired JV Interest was ultimately contributed to a wholly owned subsidiary of CMLP.

Capitalized terms used but not defined herein will have the meanings assigned to such terms in the Original Form 8-K. This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Form 8-K to provide the following:

Sendero

•	the unaudited financial statements of Sendero (for the period described in Item 9.01(a) below) and the notes thereto;

•	the audited financial statements of Sendero (for the period described in Item 9.01(a) below), the notes thereto and the Report of Independent Auditors; and

•	the unaudited pro forma condensed consolidated combined financial information described in Item 9.01(b) below.

CPJV

•	the unaudited financial statements of CPJV (for the period described in Item 9.01(a) below) and the notes thereto;

•	the audited financial statements of CPJV (for the period described in Item 9.01(a) below), the notes thereto and the Report of Independent Auditors; and

•	The unaudited pro forma condensed consolidated combined financial information described in Item 9.01(b) below.

No other modifications to the Original Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Form 8-K, which provides a more complete description of the Acquisitions.

Item 8.01 Other Information

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2022 by the Partnership, on February 1, 2022, the Partnership completed the transactions contemplated by that certain Agreement and Plan of Merger (the “OMP Merger Agreement”), dated as of October 25, 2021, by and among the Partnership, Project Falcon Merger Sub LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Partnership (“Merger Sub”), Project Phantom Merger Sub LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Partnership (“GP Merger Sub”), Oasis Midstream Partners LP (“OMP”), OMP GP LLC, a Delaware limited liability company and the general partner of OMP (the “OMP General Partner”), and, solely for the purposes of Section 2.1(a)(i) of the OMP Merger Agreement, Crestwood Equity GP LLC, whereby (i) Merger Sub merged with and into OMP, with OMP surviving as a subsidiary of the Partnership, and (ii) GP Merger Sub merged with and into the OMP General Partner, with the OMP General Partner surviving as a wholly owned subsidiary of the Partnership (collectively, the “OMP Merger”). The Partnership subsequently effected a series of internal transactions such that, following the OMP Merger, (i) OMP and OMP General Partner merged with and into CMLP, with CMLP surviving, and (ii) OMP Finance Corp., a Delaware corporation, merged with and into Crestwood Midstream Finance Corp., a Delaware corporation and wholly owned subsidiary of CMLP, with Crestwood Midstream Finance Corp. surviving.

The Partnership is supplementally providing the audited financial statements, the notes thereto and the Report of Independent Auditors of OMP as of and for the years ended December 31, 2021 and 2020, attached as Exhibit 99.6 hereto. Additionally, the unaudited pro forma condensed consolidated combined financial information as of and for the six months ended June 30, 2022 and the year ended December 31, 2021 described in Item 9.01(b) below also supplementally give effect to the OMP Merger.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Sendero

•	Unaudited financial statements of Sendero as of June 30, 2022 and for the six months ended June 30, 2022, and the related notes to the financial statements, attached as Exhibit 99.2 hereto; and

•	Audited financial statements of Sendero as of and for the year ended December 31, 2021, and the related notes to the financial statements, attached as Exhibit 99.3 hereto.

CPJV

•	Unaudited financial statements of CPJV as of June 30, 2022 and for the six months ended June 30, 2022, and the related notes to the financial statements, attached as Exhibit 99.4 hereto; and

•	Audited financial statements of CPJV as of and for the year ended December 31, 2021, and the related notes to the financial statements, attached as Exhibit 99.5 hereto.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated combined financial information of the Partnership as of and for the six months ended June 30, 2022 and the year ended December 31, 2021 attached as Exhibit 99.1 hereto:

•	Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet as of June 30, 2022;

•	Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations for the Six Months Ended June 30, 2022;

•	Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations for the Year Ended December 31, 2021; and

•	Notes to Unaudited Pro Forma Condensed Consolidated Combined Financial Statements.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP

23.2	Consent of Ernst & Young LLP

23.3	Consent of PricewaterhouseCoopers LLP

99.1	Unaudited pro forma condensed consolidated combined financial information of CEQP as of June 30, 2022 and for the six months ended June 30, 2022 and the year ended December 31, 2021

99.2	Historical unaudited financial statements of Sendero as of and for the six months ended June 30, 2022

99.3	Historical audited financial statements of Sendero as of and for the year ended December 31, 2021

99.4	Historical unaudited financial statements of CPJV as of and for the six months ended June 30, 2022

99.5	Historical audited financial statements of CPJV as of and for the year ended December 31, 2021

99.6	Historical audited financial statements of OMP as of and for the years ended December 31, 2021 and 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD EQUITY PARTNERS LP

By:	Crestwood Equity GP LLC, its General Partner

By:	/s/ Steven Dougherty
Steven Dougherty
Executive Vice President and Chief Accounting Officer

Dated: September 2, 2022